Exhibit 10.1

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

This Third Amendment to the Third Amended and Restated Loan Agreement (this "Amendment"), dated as of May 14, 2024, is entered into by and among 34TH STREET FUNDING, LLC (the "Company"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as lender (the "Lender") and administrative agent (the "Administrative Agent"), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor in interest to U.S. Bank National Association, as collateral agent (in such capacity, the "Collateral Agent") and collateral administrator (in such capacity, the "Collateral Administrator"); U.S. BANK NATIONAL ASSOCIATION, as securities intermediary (in such capacity, the "Securities Intermediary") and CĪON investment management, llc, as portfolio manager (the "Portfolio Manager"). Reference is hereby made to the Third Amended and Restated Loan Agreement, dated as of February 26, 2021 (as amended by the First Amendment, dated as of March 28, 2022 and as amended by the Second Amendment, dated as of May 15, 2023, the "Loan Agreement"), among the Company, the Lender, the Administrative Agent, the Collateral Agent, the Securities Intermediary, the Portfolio Manager and the Collateral Administrator. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Loan Agreement.

WHEREAS, the parties hereto are parties to the Loan Agreement;

WHEREAS, the parties hereto desire to amend the terms of the Loan Agreement in accordance with Section 10.05 thereof as provided for herein; and

ACCORDINGLY, the Loan Agreement is hereby amended as follows:

SECTION 1.      AMENDMENTS TO THE LOAN AGREEMENT.

The definition of "Reinvestment Period" is hereby deleted in its entirety and replaced with the following:

""Reinvestment Period" means the period beginning on, and including, the Third Amended and Restated Effective Date and ending on, but excluding, the earliest of (i) June 17, 2024, (ii) the date on which a Market Value Event occurs, (iii) the date on which the principal amount of the Advances is irrevocably reduced to zero as a result of one or more prepayments and the Financing Commitments are irrevocably terminated, (iv) the date on which an Event of Default occurs and (v) the date on which the investment period of the Parent terminates."

SECTION 2.      MISCELLANEOUS.

(a)       The parties hereto hereby agree that, except as specifically amended herein, the Loan Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Loan Agreement, or constitute a waiver of any provision of any other agreement.

(b)       This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(c)       This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

(d)       This Amendment shall be effective as of the date of this Amendment first written above.

(e)       The Collateral Agent, Collateral Administrator and Securities Intermediary assume no responsibility for the correctness of the recitals contained herein, and the Collateral Agent, Collateral Administrator and Securities Intermediary shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Collateral Agent, Collateral Administrator and Securities Intermediary shall be entitled to the benefit of every provision of the Loan Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent, Collateral Administrator and Securities Intermediary, including their right to be compensated, reimbursed and indemnified, whether or not elsewhere herein so provided. The Administrative Agent, by its signature hereto, authorizes and directs the Collateral Agent, Collateral Administrator and Securities Intermediary to execute this Amendment.

(f)       (i) Each of the Portfolio Manager and the Company hereby certifies (solely as to itself) that all of its representations and warranties set forth in Section 6.01 of the Agreement are true and correct (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct in all material respects), in each case on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct in all material respects) as of such earlier date and (ii) the Company hereby certifies that, as of the date hereof, no Event of Default has occurred and is continuing, no Market Value Event has occurred and the Borrowing Base Test is satisfied.

SECTION 3.      CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon: (i) payment (to the extent invoiced) of outstanding fees of each Lender and any invoiced outstanding fees and disbursements of the Administrative Agent (if any) and (ii) delivery of executed signature pages by all parties hereto to the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

34TH STREET FUNDING, LLC, as Company

By	/s/ Michael A. Reisner
Name:	Michael A. Reisner
Title:	co-CEO

CĪON investment management, llc, as Portfolio Manager

By	/s/ Michael A. Reisner
Name:	Michael A. Reisner
Title:	co-CEO

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By	/s/ James Greenfield
Name:	James Greenfield
Title:	Managing Director

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender

By	/s/ James Greenfield
Name:	James Greenfield
Title:	Managing Director

[Signature page to Third Amendment to Amended and Restated Loan Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent

By	/s/ Ralph J. Creasia, Jr.
Name:	Ralph J. Creasia, Jr.
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary

By	/s/ Ralph J. Creasia, Jr.
Name:	Ralph J. Creasia, Jr.
Title:	Senior Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Administrator

By	/s/ Ralph J. Creasia, Jr.
Name:	Ralph J. Creasia, Jr.
Title:	Senior Vice President

[Signature page to Third Amendment to Amended and Restated Loan Agreement]